INCOME TAXES (Schedule of Principal Components of Deferred Income Tax Assets and Liabilities) (Details) - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets:
Accrued expenses	$ 10,632	$ 6,254
Net operating losses	5,513,847	3,234,651
Unrealized internal profit	1,094,217	0
Others	27,990	55,282
Total gross deferred tax assets	6,646,686	3,296,187
Valuation allowance on deferred tax assets	(5,535,214)	(3,236,889)
Net deferred tax assets	$ 1,111,472	$ 59,298